Exhibit 10.43

EXECUTION COPY

CUSTODY AGREEMENT

dated as of December 2, 2015

by and among

CCT TOKYO FUNDING LLC

(“Company”),

CORPORATE CAPITAL TRUST, INC.

(“Servicer” and “Transferor”),

SUMITOMO MITSUI BANKING CORPORATION

(“Collateral Agent” and “Administrative Agent”)

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

(“Custodian”)

i

THIS CUSTODY AGREEMENT (this “Agreement”) is dated as of December 2, 2015 and is by and among CCT TOKYO FUNDING LLC, a Delaware limited liability company (or any successor or permitted assign hereunder, the “Company”), CORPORATE CAPITAL TRUST, INC., a Maryland corporation, as the servicer and as the transferor (or any successor or permitted assign hereunder, the “Servicer” or the “Transferor”), SUMITOMO MITSUI BANKING CORPORATION, a Japanese joint stock corporation (or any successor or permitted assign acting as the collateral agent or as the administrative agent hereunder, the “Collateral Agent” or the “Administrative Agent”, respectively, and “SMBC”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (or any successor or permitted assign acting as custodian hereunder, the “Custodian”).

RECITALS

WHEREAS, the Company, the Administrative Agent, the Collateral Agent and each of the Lenders from time to time a party to the Loan and Servicing Agreement (as defined below) desire to retain Wells Fargo Bank, National Association to act as custodian;

WHEREAS, the Company, the Administrative Agent, the Collateral Agent and each of the Lenders from time to time a party to the Loan and Servicing Agreement desire that the Company’s Securities (as defined below) and the Required Loan Documents be held by the Custodian pursuant to this Agreement; and

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.	DEFINITIONS

1.1 Defined Terms. All capitalized terms used but not otherwise defined in this Agreement shall have the same defined meanings as set forth in the Loan and Servicing Agreement. In addition to terms expressly defined elsewhere herein, the following words shall have the following meanings as used in this Agreement:

“Administrative Agent” has the meaning set forth in the first paragraph of this Agreement.

“Agreement” means this Custody Agreement (as the same may be amended from time to time in accordance with the terms hereof).

“Authorized Person” has the meaning set forth in Section 6.4.

“Business Day” means a day of the year other than (i) Saturday or Sunday or (ii) any other day on which commercial banks in New York, New York or the city or cities in which the offices of the Collateral Agent and Custodian are located are authorized or required by Applicable Law, regulation or executive order to close.

“Collateral Agent” has the meaning set forth in the first paragraph of this Agreement.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Confidential Information” means any databases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other similar or related information that may be furnished to the Company by the Custodian from time to time pursuant to this Agreement.

“Custodian” has the meaning set forth in the first paragraph of this Agreement.

“Document Custodian” means the Custodian when acting in the role of a document custodian hereunder.

“Eligible Securities Depository” has the meaning set forth in Section (b)(1) of Rule 17f-7 under the 1940 Act.

“Excepted Persons” has the meaning set forth in Section 24.1.

“Federal Reserve Bank Book-Entry System” means a depository and securities transfer system operated by the Federal Reserve Banks of the United States on which are eligible to be held all United States Government direct obligation bills, notes and bonds.

“Loan and Security Agreement” means the Loan and Security Agreement, dated as of December 2, 2015, among the Company, the Servicer, the Transferor, the Administrative Agent and the Lenders party thereto (as the same may be amended from time to time in accordance with the terms thereof).

“Loan Asset Register” means a register (which may be in physical or electronic form and readily identifiable as the loan asset register) in which will be recorded (i) the amount of each Noteless Loan Asset, (ii) the amount of any principal or interest due and payable or to become due and payable from the Obligor thereunder, (iii) the amount of any sum in respect of such Noteless Loan Asset received from the Obligor, (iv) the date of origination of such Noteless Loan Asset and (v) the maturity date of such Noteless Loan Asset.

“Notice of Exclusive Control” has the meaning set forth in Section 3.4(f).

“Proper Instructions” means instructions (including Trade Confirmations) received by the Custodian in form acceptable to it, from an Authorized Person purporting to act on behalf of the Company, the Servicer, the Collateral Agent or the Administrative Agent, as the case may be, which has designated such person an Authorized Person, in any of the following forms acceptable to the Custodian:

(a) in writing signed by the Authorized Person (and delivered by hand, by mail, by overnight courier or by telecopier);

(b) by electronic mail from an Authorized Person;

(c) such other means as may be agreed upon in writing from time to time by the Custodian and the party giving such instructions.

“Review Criteria” has the meaning set forth in Section 3.3(c).

“Securities” means, collectively, the (i) investments, including Loan Assets, acquired by the Company, Pledged to the Collateral Agent, for the benefit of the Secured Parties, and delivered to the Custodian by the Company from time to time during the term of, and pursuant to the terms of, this Agreement and (ii) all dividends in kind (e.g., non-cash dividends) from the investments described in clause (i), all of which shall be in U.S. denomination.

“Securities Account” means a segregated trust account (account number 84455300) to be established at the Custodian, which account shall be designated the “CCT Tokyo Funding LLC, as the Borrower, subject to the Lien of Sumitomo Mitsui Banking Corporation, as the Collateral Agent, for the benefit of the Secured Parties, pursuant to Loan and Servicing Agreement dated as of December 2, 2015—Securities Custody Account”.

“Securities Custodian” means the Custodian when acting in the role of a securities custodian hereunder.

“Securities Depository” means The Depository Trust Company and any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

“Securities System” means the Federal Reserve Book-Entry System, a clearing agency which acts as a Securities Depository, or another book entry system for the central handling of securities (including an Eligible Securities Depository).

“Servicer” has the meaning set forth in the first paragraph of this Agreement.

“Trade Confirmation” means a confirmation to the Custodian from the Company of the Company’s acquisition of, and Pledge to the Collateral Agent of, a Loan Asset, and setting forth applicable information with respect to such Loan Asset, which confirmation may be in such form as may be agreed to by the Custodian, the Collateral Agent and the Company (or the Servicer on its behalf) from time to time.

“Transferor” has the meaning set forth in the first paragraph of this Agreement.

1.2 Construction. In this Agreement unless the contrary intention appears:

(a)	any reference to this Agreement or another agreement or instrument refers to such agreement or instrument as the same may be amended, modified or otherwise rewritten from time to time;

(b)	a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(c)	any term defined in the singular form may be used in, and shall include, the plural with the same meaning, and vice versa;

(d)	a reference to a Person includes a reference to the Person’s executors, Custodian, successors and permitted assigns;

(e)	an agreement, representation or warranty in favor of two or more Persons is for the benefit of them jointly and severally;

(f)	an agreement, representation or warranty on the part of two or more Persons binds them jointly and severally;

(g)	a reference to the term “including” means “including, without limitation,” and

(h)	a reference to any accounting term is to be interpreted in accordance with generally accepted principles and practices in the United States, consistently applied, unless otherwise instructed by the Company.

1.3 Headings. Headings are inserted for convenience and do not affect the interpretation of this Agreement.

2.	APPOINTMENT OF CUSTODIAN

2.1 Appointment and Acceptance. The Company, the Collateral Agent, the Administrative Agent and the Lenders each hereby appoint the Custodian as custodian of all Securities owned by the Company and Pledged to the Collateral Agent, for the benefit of the Secured Parties, at any time during the period of this Agreement, on the terms and conditions set forth in this Agreement (which shall include any addendum hereto which is hereby incorporated herein and made a part of this Agreement), and the Custodian hereby accepts such agency appointment and agrees to perform the services and duties set forth in this Agreement with respect to it, subject to and in accordance with the provisions hereof, until its resignation or removal as Custodian pursuant to the terms hereof.

2.2 Instructions. The Company, the Servicer and the Collateral Agent each agree that it shall from time to time provide, or cause to be provided, to the Custodian all necessary instructions and information, and shall respond promptly to all inquiries and requests of the Custodian, as may reasonably be necessary to enable the Custodian to perform its duties hereunder.

3.	DUTIES OF CUSTODIAN

3.1 Segregation. All Securities, Required Loan Documents and non-cash property held by the Custodian, as applicable, on behalf of the Collateral Agent, for the benefit of the Secured Parties (other than Securities maintained in a Securities Depository or Securities System) shall be physically segregated from other Securities and non-cash property in the possession of the Custodian (including the Securities and non-cash property of the other accounts of the Company and the Servicer, if applicable) and shall be placed together, identified by an appropriate label as subject to this Agreement, and maintained in such a manner so as to permit retrieval and access. All Required Loan Documents that are originals shall be kept in fire resistant vaults, rooms or cabinets at 1055 10th Ave. S.E., Minneapolis, MN 55414, or at such other office as shall be specified to the Administrative Agent and the Servicer by the Custodian in a written notice delivered at least 30 days prior to such change. The Custodian shall segregate the Required Loan Documents on its inventory system and will not commingle the physical Required Loan Documents with any other files of the Custodian.

3.2 Securities Custody Account. The Custodian shall open and maintain in its trust department the Securities Account, subject to order of the Custodian, in which the Custodian shall credit, subject to Section 3.3(b), all Securities (other than Loan Assets) and other financial assets (other than cash and Permitted Investments) of the Company Pledged to the Collateral Agent, for the benefit of the Secured Parties, which are delivered to it in accordance with this Agreement. For avoidance of doubt, the Custodian shall not be required to credit or deposit Loan Assets in the Securities Account but shall instead maintain a record (in such other form as it shall deem necessary or desirable) of such Loan Assets, containing such information as the Servicer, the Collateral Agent, the Administrative Agent and the Custodian may reasonably agree; provided that, with respect to such Loan Assets, all Required Loan Documents delivered to the Custodian shall be held in safekeeping by the Document Custodian, as bailee of the Collateral Agent individually segregated from the securities and investments of any other person and marked so as to clearly identify them as the property of the Company, subject to the Lien of the Collateral Agent, for the benefit of the Secured Parties, in a manner consistent with this Agreement.

3.3 Delivery of Securities to Custodian.

(a)	The Company, the Servicer or the Transferor shall deliver, or cause to be delivered, to the Custodian the Company’s Securities, Pledged by the Company to the Collateral Agent under the Loan and Servicing Agreement. The Company and the Servicer agree and acknowledge that cash Proceeds of Securities shall be delivered to the Account Bank pursuant to provisions of Control Agreement. With respect to Loan Assets, the Required Loan Documents and other underlying loan documents shall be delivered to the Custodian in its role as, and at the address identified for, the Document Custodian. With respect to assets other than Loan Assets, such assets shall be delivered to the Custodian in its role as, and (where relevant) at the address identified for, the Securities Custodian. The Custodian shall not be responsible for such Securities or other assets until actually delivered to, and received by it. In taking and retaining custody of the Required Loan Documents, the Document Custodian shall be deemed to be acting as the agent of the Collateral Agent for the benefit of the Secured Parties.

(b)	(i) In connection with the Company’s Pledge of a Loan Asset or other Security to the Collateral Agent, the Company, the Servicer or the Transferor shall deliver or cause to be delivered to the Custodian (in its roles as, and at the address identified for, the Custodian and Document Custodian) a properly completed Trade Confirmation containing such information in respect of such Loan Asset as the Custodian may reasonably require in order to enable the Custodian to perform its duties hereunder in respect of such Loan Asset and on which the Custodian may conclusively rely, in such form and format as the Custodian reasonably may require, and shall deliver to the Document Custodian (in its role as, and at the address identified for, the Document Custodian) the Required Loan Documents for all Loan Assets, including the Loan Asset Checklist in accordance with the terms of the Loan and Security Agreement.

(ii) Notwithstanding anything herein to the contrary, delivery of Loan Assets Pledged by the Company which constitute Noteless Loan Assets or which are otherwise not evidenced by a “security” or “instrument” (as defined in Section 8-102 and Section 9-102(a)(47) of the UCC), respectively, shall be made by delivery to the Custodian of, in the case of a Noteless Loan Asset, a copy of the Loan Asset Register with respect to such Noteless Loan Asset evidencing registration of such Loan Asset on the books and records of the applicable obligor or bank agent to the name of the Company, subject to the Lien of the Collateral Agent, for the benefit of the Secured Parties, and a copy (which may be a facsimile or by e-mail in portable document format (.pdf)) of an assignment agreement evidencing the assignment of such Noteless Loan Asset from the Transferor to the Company and from the Company in blank. Nothing herein shall require the Custodian to credit to the Securities Account or to treat as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC) any such Noteless Loan Asset or other asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or to “maintain” a sufficient quantity thereof.

(iii) The Custodian may assume the genuineness of any such financing document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each such financing document it may receive is what it purports to be. If an original “security” or “instrument” (as defined in Section 8-102 and Section 9-102(a)(47) of the UCC), respectively, is or shall be or become available with respect to any Loan Asset to be held by the Custodian under this Agreement, it shall be the responsibility of the Company, the Servicer or the Transferor to make or cause delivery thereof to the Document Custodian, and the Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any Loan Asset or to compel or cause delivery thereof to the Custodian.

(iv) In connection with the Pledge of any Loan Asset in accordance with the terms of the Loan and Security Agreement, the Company, the Servicer or the Transferor shall (A) cause the Required Loan Documents evidencing such Loan Asset to be delivered to the Document Custodian; (B) if requested by the Custodian, provide to the Custodian an amortization schedule of principal payments and a schedule of the interest payable date(s) identifying the amount and due dates of all scheduled principal and interest payments for such Loan Asset and a properly completed Trade Confirmation containing such information in respect of such Loan Asset as the Custodian may reasonably require in order to enable the Custodian to perform its duties hereunder in respect of such Loan Asset on which the Custodian may conclusively rely without further inquiry or investigation, in such form and format as the Custodian reasonably may require; (C) take all actions necessary for the Company to acquire good title to such Loan Asset and Pledge such Loan Asset to the Collateral Agent, for the benefit of the Secured Parties; and (D) take all actions as may be necessary (including appropriate payment notices and instructions to bank agents or other applicable paying agents) to cause (1) all payments in respect of the Loan Asset to be made to the Controlled Account and (2) all notices, solicitations and other communications in respect of such Loan Asset to be directed to the Company and the Servicer. The Custodian shall have no liability for any delay or failure on the part of the Company, the Servicer, the Transferor, the Administrative Agent or the Collateral Agent to provide necessary information to the Custodian, or for any inaccuracy therein or incompleteness thereof, or for any delay or failure on the part of the Company, the Servicer or the Transferor to give such effective payment instruction to bank agents and other paying agents, in respect of the Loan Assets. With respect to each such Loan Asset and other Securities, the Custodian shall be entitled to rely on any information and notices it may receive from time to time from the related bank agent, obligor or similar party with respect to the related Loan Asset and other Securities, or from the Company, the Servicer or the Transferor, and shall be entitled to update its records (as it may deem necessary or appropriate), on the basis of such information or notices received, without any obligation on its part independently to verify, investigate or recalculate such information.

(c)

(i) The Custodian shall take and retain custody of the Required Loan Documents delivered by the Company (or the Servicer or the Transferor on its behalf) in accordance with the terms and conditions of this Agreement and the Loan and Servicing Agreement, all for the benefit of the Collateral Agent (acting for the benefit of the Secured Parties). Within five (5) Business Days of its receipt of any Required Loan Documents, the related Loan Asset Schedule and a copy of the Loan Asset Checklist, the Custodian shall review the Required Loan Documents to confirm that (A) such Required Loan Documents have been executed (either an original or a copy, as indicated on the Loan Asset Checklist) and have no mutilated pages, (B) filed stamped copies of the UCC financing statements and other filings (required by the Required Loan Documents and as identified on the Loan Asset Checklist) are included, (C) if listed on the Loan Asset Checklist, a copy of an Insurance Policy with respect to any real or personal property constituting the Underlying Collateral is included, and (D) the related original balance (based on a comparison to the note or assignment agreement, as applicable), Loan Asset number and Obligor name, as applicable, with respect to such Loan Asset is as referenced on the related Loan Asset Schedule (such items (A) through (D) collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Custodian, in connection with each delivery of Required

Loan Documents hereunder to the Custodian, the Servicer shall provide to the Custodian a copy of the related Loan Asset Checklist which contains the Loan Asset information with respect to the Required Loan Documents being delivered, identification number and the name of the Obligor with respect to such Loan Asset. Notwithstanding anything herein to the contrary, the Custodian’s obligation to review the Required Loan Documents shall be limited to reviewing such Required Loan Documents based on the information provided on the Loan Asset Checklist. If, at the conclusion of such review, the Custodian shall determine that any Review Criteria is not satisfied, the Custodian shall within one (1) Business Day notify the Servicer, the Collateral Agent and the Administrative Agent of such determination and provide the Servicer and the Collateral Agent with a list of the non-complying Loan Assets and the applicable Review Criteria that they fail to satisfy. In addition, if requested in writing (in the form of Schedule B attached hereto) by the Servicer and approved by the Administrative Agent, the Custodian shall return any Required Loan Documents with respect to any Loan Asset which fails to satisfy a Review Criteria to the Company. Other than the foregoing, the Custodian shall not have any responsibility for reviewing any Required Loan Documents. Notwithstanding anything to the contrary contained herein, the Custodian shall have no duty or obligation to retain any Loan Asset Checklist delivered to it in electronic form.

(ii) The Custodian agrees that, with respect to any Required Loan Documents at any time or times in its possession or held in its name, the Custodian shall be the agent and bailee of the Collateral Agent, for the benefit of the Secured Parties, for purposes of perfecting (to the extent not otherwise perfected) the Collateral Agent’s security interest in the Collateral Portfolio and for the purpose of ensuring that such security interest is entitled to first priority status under the UCC.

3.4 Release of Securities.

(a)	The Custodian is authorized to release and deliver, or direct its agents or sub-custodian to release and deliver, as the case may be, Securities or Required Loan Documents held by the Custodian, its agents or its sub-custodian, to the Servicer from time to time, (unless and until such authorization is revoked by the Administrative Agent), upon receipt of Proper Instructions in the form of Schedule B attached hereto (which shall, among other things, specify the Securities or Required Loan Documents to be released, with such delivery and other information as may be necessary to enable the Custodian to perform), within two (2) Business Days of receipt of such request. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Collateral Agent, on behalf of the Secured Parties in accordance with the terms of this Agreement. The Servicer shall return to the Custodian the Securities or Required Loan Documents or other such documents (i) promptly upon the request of the Collateral Agent, or (ii) when the Servicer’s need therefor in connection with such servicing no longer exists, unless the Loan Asset shall be liquidated, in which case, the Servicer shall deliver an additional Proper Instructions for release of documents to the Custodian and receipt certifying such liquidation from the Servicer to the Collateral Agent, all in the form as Schedule B attached hereto.

(b)	The foregoing provision with respect to the release to the Servicer of the Securities or Required Loan Documents and documents by the Custodian upon request by the Servicer shall be operative only to the extent that the Administrative Agent has consented to such release. Promptly after delivery to the Custodian of any request for release of documents, the Servicer shall provide notice of the same to the Administrative Agent. Any additional Securities or Required Loan Documents or documents requested to be released by the Servicer may be released only upon written authorization of the Administrative Agent. The Administrative Agent’s consent shall not be required for the release of Required Loan Documents to the Servicer pursuant to the immediately succeeding subsection.

(c)	With respect to releases for payment in full or repurchase, upon receipt by the Custodian of the Servicer’s request for release of documents and receipt in the form Proper Instructions in the form of Schedule B attached hereto (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the appropriate Controlled Account), the Custodian shall promptly release the related Required Loan Documents to the Servicer.

(d)	The Company may, with the prior written consent of the Administrative Agent (such consent not to be unreasonably delayed or withheld), require that the Custodian return each Required Loan Document (i) delivered to the Custodian in error or (ii) released from the Lien of the Collateral Agent hereunder pursuant to Section 2.16 of the Loan and Servicing Agreement, in each case by submitting to the Custodian and the Administrative Agent a written request in the form of Proper Instructions in the form of Schedule B attached hereto (signed by both the Company and the Administrative Agent) specifying the Collateral Portfolio to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of the Loan and Servicing Agreement being relied upon for such release). The Custodian shall upon its receipt of each such request for return executed by the Company and the Administrative Agent promptly, but in any event within five (5) Business Days, return the Required Loan Documents so requested to the Company.

(e)	The Custodian shall deliver any Required Loan Documents to the Collateral Agent or Administrative Agent (pursuant to a Proper Instructions in the form of Schedule B attached hereto), as applicable, as requested (it being understood that the Collateral Agent and the Administrative Agent will only make such a request in order to take any action that the Administrative Agent deems necessary or desirable in order to perfect, protect or more fully evidence the security interests granted by the Company under the Loan and Servicing Agreement, or to enable any of them to exercise or enforce any of their respective rights under the Loan and Servicing Agreement). The Company and Servicer consent to any such delivery.

(f)	It is understood and agreed by each of the parties hereto, that upon receipt by the Custodian of written notice from the Collateral Agent that it will exercise exclusive control over the Securities and Required Loan Documents (“Notice of Exclusive Control”), the Custodian shall no longer accept Proper Instructions or other instructions from the Company or Servicer hereunder with respect to the Securities and Required Loan Documents until such time if any as such notice is rescinded in a writing delivered to the Custodian by the Collateral Agent. From and after receipt of Notice of Exclusive Control, the Custodian shall only comply with Proper Instructions from the Collateral Agent.

3.5 Communications Relating to Securities. The Custodian shall transmit promptly to the Servicer and the Administrative Agent all written information (including pendency of calls and maturities of Securities and expirations of rights in connection therewith) received by the Custodian, from its agents or its sub-custodian or from issuers of the Securities being held under this Agreement. The Custodian shall have no obligation or duty to exercise any right or power, or otherwise to preserve rights, in or under any Securities unless and except to the extent it has received timely Proper Instruction from the Servicer and the Administrative Agent in accordance with the next sentence. The Custodian will not be liable for any untimely exercise of any right or power in connection with Securities at any time held by the Custodian, its agents or sub-custodian unless:

(i)	the Custodian has received Proper Instructions with regard to the exercise of any such right or power; and

(ii)	the Custodian, or its agents or sub-custodian are in actual possession of such Securities,

in each case, at least three (3) Business Days prior to the date on which such right or power is to be exercised. It will be the responsibility of the Servicer and the Administrative Agent to notify the Custodian of the Person to whom such communications must be forwarded under this Section.

3.6 Records. The Custodian shall create and maintain complete and accurate records relating to its activities under this Agreement with respect to the Securities or other property held for the Company under this Agreement. To the extent that the Custodian, is able to do so, the Custodian shall cooperate with the Company (at the expense of and at the Company’s reasonable request made from time to time) by providing sub-certifications regarding certain of its services performed hereunder to the Company in connection with the Company or its Affiliates’ certification requirements pursuant to the Sarbanes-Oxley Act of 2002, as amended. All such records shall be the property of the Company and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Company or its affiliates and employees and agents of the Securities and Exchange Commission, upon reasonable request and prior notice and at the Company’s expense. The Custodian shall, at the Company’s request, supply the Company with a tabulation of securities owned by the Company and held by the Custodian and shall, when requested to do so by the Company and for such compensation as shall be agreed upon between the Company and the Custodian, include, to the extent applicable, the certificate numbers in such tabulations, to the extent such information is available to the Custodian.

3.7 Access to Certain Documentation and Information; Audits of Servicer. At the expense of the Company, the Custodian shall provide to the Administrative Agent and each Lender access to the Required Loan Documents and all other documentation regarding the Collateral Portfolio including in such cases where the Administrative Agent and each Lender is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded only (i) upon two (2) Business Days prior written request, (ii) during normal business hours and (iii) subject to the Servicer’s and the Custodian’s normal security and confidentiality procedures. Prior to the Closing Date and periodically thereafter at the discretion of the Administrative Agent and each Lender Agent, the Administrative Agent and each Lender Agent may review the Servicer’s collection and administration of the Collateral Portfolio in order to assess compliance by the Servicer with the Servicing Standard, as well as with this Agreement and may conduct an audit of the Collateral Portfolio, and Required Loan Documents in conjunction with such a review. Without limiting the foregoing, the Custodian shall permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct, at the expense of the Servicer (on behalf of the Company), a review of the Required Loan Documents and all other documentation regarding the Collateral Portfolio.

4.	REPORTING

(a)	On each Reporting Date, the Custodian shall render to the Administrative Agent and the Servicer a written report of an itemized statement of the Securities held pursuant to this Agreement (in a form mutually agreeable to the Administrative Agent and the Custodian) identifying each Loan Asset for which it holds Required Loan Documents and the applicable Review Criteria that any Loan Asset fails to satisfy.

(b)	The Custodian shall have no duty or obligation to undertake any market valuation of the Securities under any circumstance.

5.	DEPOSIT IN U.S. SECURITIES SYSTEMS

The Custodian may have Securities delivered to it and held through a Securities System within the United States in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, including Rule 17f-4 under the 1940 Act, and subject to the following provisions:

(i)	Domestic Securities may be held in a U.S. Securities System provided that such Securities are represented in an account of the Custodian in the U.S. Securities System which shall not include any assets of the Custodian other than assets held by it as a fiduciary, custodian or otherwise for customers;

(ii)	The records of the Custodian with respect to Securities which are maintained in a U.S. Securities System shall identify by book-entry those Securities belonging to the Company;

(iii)	If requested by the Company, the Custodian shall provide to the Company copies of all notices received from the U.S. Securities System of transfers of Securities for the account of the Company; and

(iv)	Anything to the contrary in this Agreement notwithstanding, the Custodian shall not be liable to the Company for any direct loss, damage, cost, expense, liability or claim to the Company resulting from use of any Securities System (other than to the extent resulting from the gross negligence, willful misfeasance or willful misconduct of the Custodian.

6.	CERTAIN GENERAL TERMS

6.1 No Duty to Examine Underlying Instruments. Other than as set forth in Section 3.3(c), nothing herein shall obligate the Custodian to review or examine the terms of any underlying instrument, certificate, credit agreement, indenture, loan agreement, promissory note, or other financing document evidencing or governing any Security to determine the validity, sufficiency, marketability or enforceability of any Security (and shall have no responsibility for the accuracy, genuineness or completeness thereof), or otherwise.

6.2 Resolution of Discrepancies. In the event of any discrepancy between the information set forth in any report provided by the Custodian to the Servicer or the Administrative Agent and any information contained in the books or records of the Servicer and the Administrative Agent, the Servicer or the Administrative Agent shall promptly notify the Custodian thereof and the parties shall cooperate to diligently resolve the discrepancy.

6.3 Improper Instructions. Notwithstanding anything herein to the contrary, the Custodian shall not be obligated to take any action (or forbear from taking any action), which it reasonably determines (at its sole option) to be contrary to the terms of this Agreement or applicable law. In no instance shall the Custodian be obligated to provide services on any day that is not a Business Day.

6.4 Proper Instructions.

(a)

The Company, the Servicer, the Collateral Agent and the Administrative Agent will give a notice to the Custodian, in a form acceptable to the Custodian, specifying the names and specimen signatures of persons authorized to give

Proper Instructions (collectively, “Authorized Persons” and each is an “Authorized Person”), which notice shall be signed by an Authorized Person previously certified to the Custodian. The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives written notice from an Authorized Person of the applicable Person to the contrary. The initial Authorized Persons are set forth on Schedule A attached hereto and made a part hereof (as such Schedule A may be modified from time to time by written notice from the Company, the Servicer, the Collateral Agent or the Administrative Agent, as applicable, to the Custodian).

(b)	The Custodian shall have no responsibility or liability to the Company (or any other person or entity), and shall be indemnified and held harmless by the Company, in the event that a subsequent written confirmation of an oral instruction fails to conform to the oral instructions received by the Custodian. The Custodian shall not have an obligation to act in accordance with purported instructions to the extent that they conflict with applicable law or regulations, local market practice or the Custodian’s operating policies and practices. The Custodian shall not be liable for any loss resulting from a delay while it obtains clarification of any Proper Instructions.

6.5 Actions Permitted Without Express Authority. The Custodian may, at its discretion, without express authority from the Company:

(a)	make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this agreement, provided that all such payments shall be accounted for to the Company;

(b)	surrender Securities in temporary form for Securities in definitive form;

(c)	endorse for collection cheques, drafts and other negotiable instruments; and

(d)	in general, attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Company.

6.6 Evidence of Authority. The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate, instrument or paper reasonably believed by it to be genuine and to have been properly executed or otherwise given by or on behalf of the Company, the Servicer, the Collateral Agent or the Administrative Agent by an Authorized Officer. The Custodian may receive and accept a certificate signed by any Authorized Officer as conclusive evidence of:

(a)	the authority of any person to act in accordance with such certificate; or

(b)	any determination or of any action by the Company, the Servicer, the Collateral Agent or the Administrative Agent as described in such certificate,

and such certificate may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary from an Authorized Officer of the Company, the Servicer, the Collateral Agent or the Administrative Agent.

6.7 Receipt of Communications. Any communication received by the Custodian on a day which is not a Business Day or after 3:30 p.m., Eastern time (or such other time as is agreed by the Company and the Custodian from time to time), on a Business Day will be deemed to have been received on the next Business Day (but in the case of communications so received after 3:30 p.m., Eastern time, on a Business Day the Custodian will use its best efforts to process such communications as soon as possible after receipt).

7.	COMPENSATION OF CUSTODIAN

7.1 Fees. The Custodian shall be entitled to compensation for its services in accordance with the terms of that certain fee letter dated December 2, 2015, between the Company, the Collateral Agent, the Administrative Agent and the Custodian (the “Custodian Fees”), and if not sooner paid by the Company or the Servicer, shall be payable pursuant to the extent of funds available therefor pursuant to the provisions of Section 2.04 of the Loan and Servicing Agreement. The Custodian’s entitlement to receive the Custodian Fees (other than any such fees which have accrued) shall cease on the earlier to occur of its removal or resignation as Custodian pursuant to Section 11.3 of this Agreement or the termination of this Agreement.

7.2 Expenses. The Company agrees to pay or reimburse to the Custodian upon its request from time to time all reasonable and reasonably documented out-of-pocket costs, disbursements, advances, and expenses (including reasonable fees and expenses of legal counsel) incurred, and any disbursements and advances made (including any account overdraft resulting from any settlement or assumed settlement, provisional credit, chargeback, returned deposit item, reclaimed payment or claw-back, or the like), in connection with the preparation or execution of this Agreement, or in connection with the transactions contemplated hereby or the administration of this Agreement or performance by the Custodian of its duties and services under this Agreement, from time to time (including the reasonable out-of-pocket costs and expenses of any action deemed necessary by the Custodian to collect any amounts owing to it under this Agreement) in accordance with Section 2.04 of the Loan and Servicing Agreement. The Servicer agrees to reimburse the Custodian for such amounts to the extent not paid by the Company (or under Section 2.04 of the Loan and Servicing Agreement).

8.	RESPONSIBILITY OF CUSTODIAN

8.1 General Duties. The Custodian shall have no duties, obligations or responsibilities under this Agreement or with respect to the Securities or Proceeds except for such duties as are expressly and specifically set forth in this Agreement, and the duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No implied duties, obligations or responsibilities shall be read into this Agreement against, or on the part of, the Custodian.

8.2 Instructions.

(a)	The Custodian shall be entitled to refrain from taking any action unless it has such instruction (in the form of Proper Instructions) from, prior to receipt of Notice of Exclusive Control, the Company, the Servicer or the Collateral Agent as it reasonably deems necessary and, after a Notice of Exclusive Control, from the Collateral Agent and shall be entitled to request, upon notice to any party giving instructions, that Proper Instructions to it be in writing. The Custodian shall have no liability for any action (or forbearance from action) taken pursuant to the Proper Instruction of the Collateral Agent. The Custodian may request instruction for action from the Collateral Agent and if the Custodian does not receive a consent (either positive or negative) from the Collateral Agent within 10 Business Days of its receipt of such request, then the Collateral Agent shall be deemed to have declined to consent to the relevant action.

(b)	Whenever the Custodian is entitled or required to receive or obtain any communications or information pursuant to or as contemplated by this Agreement, it shall be entitled to receive the same in writing, in form, content and medium reasonably acceptable to it and otherwise in accordance with any applicable terms of this Agreement; and whenever any report or other information is required to be produced or distributed by the Custodian it shall be in form, content and medium reasonably acceptable to it and the Servicer or the Administrative Agent, as applicable, and otherwise in accordance with any applicable terms of this Agreement.

8.3 General Standards of Care. Notwithstanding any terms herein contained to the contrary, the acceptance by the Custodian of its appointment hereunder is expressly subject to the following terms, which shall govern and apply to each of the terms and provisions of this Agreement (whether or not so stated therein):

(a)	The Custodian may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document furnished to it (including any of the foregoing provided to it by telecopier or electronic means), not only as to its due execution and validity, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine and signed or presented by the proper person (which in the case of any instruction from or on behalf of the Company, the Servicer or the Collateral Agent shall be an Authorized Person); and the Custodian shall be entitled to presume the genuineness and due authority of any signature appearing thereon. The Custodian shall not be bound to make any independent investigation into the facts or matters stated in any such notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper or document; provided that if the form thereof is specifically prescribed by the terms of this Agreement, the Custodian shall examine the same to determine whether it substantially conforms on its face to such requirements hereof.

(b)	Neither the Custodian nor its officers, directors or employees shall be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission of its duties. The Custodian shall not be under any obligation at any time to ascertain whether the Company is in compliance with the 1940 Act, the regulations thereunder, or the Company’s investment objectives and policies then in effect. For the avoidance of doubt and notwithstanding anything to the contrary, the Custodian is not acting as a “Qualified Custodian” pursuant to the 1940 Act or Rule 206(4)-2 under the 1940 Act (the “Rule”) and the Custodian shall have no reporting duties and shall not be implied to have any of the reporting duties of a Qualified Custodian under the 1940 Act or the Rule.

(c)	In no event shall the Custodian be liable for any indirect, special or consequential damages (including lost profits) whether or not it has been advised of the likelihood of such damages.

(d)	The Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(e)	The Custodian shall not be deemed to have notice or knowledge of any fact or matter, including the exercise of exclusive control by the Collateral Agent or an “Event of Default” or “Facility Maturity Date” under the Loan and Servicing Agreement, unless an officer of the Custodian responsible for administration of this Agreement has actual knowledge of such matter or written notice thereof is received by such officer of the Custodian.

(f)	No provision of this Agreement shall require the Custodian to expend or risk its own funds, or to take any action (or forbear from action) hereunder which might in its judgment involve any expense or any financial or other liability unless it shall be furnished with acceptable indemnification. Nothing herein shall obligate the Custodian to commence, prosecute or defend legal proceedings in any instance, whether on behalf of the Company or on its own behalf or otherwise, with respect to any matter arising hereunder, or relating to this Agreement or the services contemplated hereby.

(g)	The permissive right of the Custodian to take any action hereunder shall not be construed as duty. The Custodian shall not have any responsibility for the acts or omissions of or compliance by the Borrower, the Servicer, the Collateral Agent or the Administrative Agent with the terms of any agreement.

(h)	The Custodian may act or exercise its duties or powers hereunder through agents or attorneys, and the Custodian shall not be liable or responsible for the actions or omissions of any such agent or attorney appointed and maintained with reasonable due care.

(i)	All indemnifications contained in this Agreement in favor of the Custodian shall survive the termination of this Agreement.

8.4 Indemnification.

(a)	Each of the Company and the Servicer, jointly and severally, shall and does hereby indemnify and hold harmless the Custodian for and from any and all costs and expenses (including reasonable attorney’s fees and expenses), and any and all losses, damages, claims and liabilities, that may arise, be brought against or incurred by the Custodian, and any advances or disbursements made by the Custodian, as a result of, relating to, or arising out of this Agreement, or the administration or performance of the Custodian’s duties hereunder, or the relationship between the Company, the Servicer and the Custodian created hereby, other than such liabilities, losses, damages, claims, costs and expenses as are directly caused by the Custodian’s own actions constituting gross negligence or willful misconduct.

(b)	If the Company requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement), or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee’s own grossly negligent action, grossly negligent failure to act or willful misconduct, or if the Company fails to compensate the Custodian pursuant to Section 8 hereof, the Custodian shall be entitled to indemnification pursuant to Section 2.04 of the Loan and Servicing Agreement.

8.5 Force Majeure. The Custodian shall have no liability for losses arising from any cause beyond its control; any delay, error, omission or default of any mail, telegraph, cable or wireless agency or operator; or the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers it being understood that the Custodian shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to mitigate such losses and resume performance as soon as reasonably practicable under the circumstances.

9.	SECURITY CODES

If the Custodian issues to the Company, the Servicer, the Collateral Agent or the Administrative Agent security codes, passwords or test keys in order that it may verify that certain transmissions of information, including Proper Instructions, have been originated by the such party, such party shall safeguard any security codes, passwords, test keys or other security devices which the Custodian shall make available.

10.	TAX LAW

Domestic Tax Law. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Company or the Custodian as custodian of the Securities or the Proceeds, by the tax law of the United States or any state or political subdivision thereof. The Custodian shall be kept indemnified by and be without liability to the Company or any other party for such obligations including taxes, (but excluding any income taxes assessable in respect of compensation paid to the Custodian pursuant to this agreement) withholding, certification and reporting requirements, claims for exemption or refund, additions for late payment interest, penalties and other expenses (including legal expenses) that may be assessed against the Company, or the Custodian as custodian of the Securities or Proceeds.

For all U.S. federal tax reporting purposes, all income earned on the funds invested and allocable to the Securities Account is legally owned by the Borrower (and beneficially owned by such Borrower or the equity owner or owners of such entity as documented in the IRS forms and other documentation described below). The Borrower is required to provide to Wells Fargo Bank, National Association, in its capacity as Custodian, (i) an IRS Form W-9 or appropriate IRS Form W-8 no later than the date hereof, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable request of the Custodian as may be necessary (a) to reduce or eliminate the imposition of U.S. withholding taxes and (b) to permit the Custodian to fulfill its tax reporting obligations under applicable law with respect to the Securities Account or any amounts paid to the Borrower. The Borrower is further required to report to the Custodian comparable information upon any change in the legal or beneficial ownership of the income allocable to the Securities Account. Wells Fargo Bank, National Association, both in its individual capacity and in its capacity as Custodian, shall have no liability to the Borrower or any other person in connection with any tax withholding amounts paid, or retained for payment, to a governmental authority from the Securities Account arising from the Borrower’s failure to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Securities Account absent the Custodian having first received (x) instructions with respect to the investment of such funds, and (y) the forms and other documentation required by this paragraph.

11.	EFFECTIVE PERIOD AND TERMINATION

11.1 Effective Date. This Agreement shall become effective as of its due execution and delivery by each of the parties. This Agreement shall continue in full force and effect until terminated as hereinafter provided.

11.2 Termination. This Agreement shall remain in full force and effect until the Collection Date (notice of which date shall be given to Custodian by the Company or Servicer).

11.3 Resignation or Removal. The Custodian may at any time resign under this Agreement by giving not less than sixty (60) days advance written notice thereof to the Administrative Agent. The Custodian may be removed, with or without cause, by the

Administrative Agent by Proper Instruction and 60 days advance written notice to the Custodian. Notwithstanding any resignation or removal, the Custodian shall continue to act in such capacity until a successor Custodian has been appointed and has agreed to act as Custodian hereunder.

11.4 Successor. Prior to the effective date of termination of this Agreement, or the effective date of the resignation or removal of the Custodian, as the case may be, the Administrative Agent shall give Proper Instruction to the Custodian designating a successor Custodian, if applicable. The Custodian shall deliver all of the Required Loan Documents in the possession of Custodian to the Administrative Agent or to such successor Custodian; provided that the Company shall consent to any successor Custodian appointed by the Administrative Agent (such consent not to be unreasonably withheld). Notwithstanding anything herein to the contrary, the Custodian may not resign prior to a successor Custodian being appointed; provided that if a successor is not appointed within sixty (60) days from the date of the notice given under Section 11.3, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian.

11.5 Payment of Fees, etc. Upon termination of this Agreement or resignation of the Custodian, the Company shall pay to the Custodian in accordance with Section 2.04 of the Loan and Security Agreement such compensation, and shall likewise reimburse the Custodian for its reasonable out-of-pocket costs, expenses and disbursements, as may be due as of the date of such termination or resignation (or removal, as the case may be). All indemnifications in favor of the Custodian under this Agreement shall survive the termination of this Agreement, or any resignation or removal of the Custodian.

12.	REPRESENTATIONS AND WARRANTIES; COVENANTS

12.1 Representations of the Company. The Company represents and warrants to the Custodian that:

(a)	it has the power and authority to enter into and perform its obligations under this Agreement, and it has duly authorized and executed this Agreement so as to constitute its valid and binding obligation; and

(b)	in giving any instructions which purport to be “Proper Instructions” under this Agreement, the Company will act in accordance with the provisions of its certificate of formation and limited liability company agreement and any applicable laws and regulations.

12.2 Representations of the Custodian. The Custodian hereby represents and warrants to the Company that:

(a)	it is a duly organized and validly existing national banking association in good standing under the laws of the United States and has the full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement;

(b)	it has duly authorized the execution and delivery of this Agreement by all necessary action on its part, either in its individual capacity or as Custodian, so as to constitute its legal, valid and binding obligations, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable Bankruptcy Laws and general principles of equity (whether considered in a suit at law or in equity);

(c)	its execution and delivery of this Agreement, performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its articles of incorporation or bylaws or any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its property is bound;

(d)	its execution and delivery of this Agreement, performance of the transactions contemplated hereby and fulfillment of the terms hereof will not conflict with or violate, in any respect, any Applicable Law; and

(e)	it has obtained approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to it, required in connection with the execution and delivery of this Agreement, the performance by it of the transactions contemplated hereby and the fulfillment by it of the terms.

12.3 Covenants of the Custodian. From the Closing Date until the Collection Date:

(a)	Compliance with Law. The Custodian will comply in all material respects with all Applicable Law.

(b)	Preservation of Existence. The Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

(c)	Location of Required Loan Documents. The Required Loan Documents shall remain at all times in the possession of the Custodian at 1055 10th Ave. S.E., Minneapolis, MN 55414 unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Required Loan Documents to be released to the Servicer on a temporary basis in accordance with the terms hereof, except as such Required Loan Documents may be released pursuant to the terms of this Agreement.

(d)	Disposal of Required Loan Documents. The Custodian will not dispose of any documents constituting the Required Loan Documents in any manner that is inconsistent with the performance of its obligations as the Custodian pursuant to this Agreement and will not dispose of any Collateral Portfolio except as contemplated by this Agreement.

(e)	No Changes in Custodian Fees. The Custodian will not make any changes to the Custodian Fees without the prior written approval of the Administrative Agent.

13.	PARTIES IN INTEREST; NO THIRD PARTY BENEFIT

This Agreement is intended for, and shall be construed to be intended for, the benefit of each of the Secured Parties. This Agreement is not intended for, and shall not be construed to be intended for, the benefit of any other third parties and may not be relied upon or enforced by any other third parties (other than successors and permitted assigns pursuant to Section 18).

14.	NOTICES

Any Proper Instructions shall be given to the following address (or such other address as either party may designate by written notice to the other party), and otherwise any notices, approvals and other communications hereunder shall be sufficient if made in writing and given to the parties at the following address (or such other address as either of them may subsequently designate by notice to the other), given by (i) certified or registered mail, postage prepaid, (ii) recognized courier or delivery service, or (iii) confirmed telecopier or telex or e-mail, with a duplicate sent on the same day by first class mail, postage prepaid:

(a)	if to the Company, to

CCT Tokyo Funding LLC

450 S. Orange Avenue

Orlando, FL 32801

Attention: Jonathan Shafer

Facsimile: 407-650-1170

Phone: 407-540-2534

Email: jonathan.shafer@cnl.com

(b)	if to the Servicer or the Transferor, to

Corporate Capital Trust, Inc.

450 S. Orange Avenue

Orlando, FL 32801

Attention: Steven D. Shackelford

Facsimile: 407-650-1170

Phone: 407-650-1130

Email: steve.shackelford@cnl.com

(c)	if to the Collateral Agent or the Administrative Agent, to

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Christopher Keeshan

Telephone: 212-224-4967

Facsimile: 212-224-5198

(d)	if to the Lender, to

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Christopher Keeshan

Telephone: 212-224-4967

Facsimile: 212-224-5198

(e)	if to the Custodian, to

Wells Fargo Bank, National Association

Corporate Trust Services Division

9062 Old Annapolis Rd.

Columbia, Maryland 21045

Attn: CDO Trust Services—CCT Tokyo Funding LLC

Fax: (443) 367 3986

Phone: (410) 884-2000

15.	CHOICE OF LAW AND JURISDICTION

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York for all purposes. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ITS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

16.	ENTIRE AGREEMENT; COUNTERPARTS

16.1 Complete Agreement. This Agreement constitutes the complete and exclusive agreement of the parties with regard to the matters addressed herein and supersedes and terminates as of the date hereof, all prior agreements, agreements or understandings, oral or written between the parties to this Agreement relating to such matters.

16.2 Counterparts. This Agreement may be executed in any number of counterparts and all counterparts taken together shall constitute one and the same instrument.

16.3 Facsimile Signatures. The exchange of copies of this Agreement and of signature pages by facsimile (or by e-mail in portable document format (.pdf)) transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile (or by e-mail in portable document format (.pdf)) shall be deemed to be their original signatures for all purposes.

17.	AMENDMENT; WAIVER

17.1 Amendment. This Agreement may not be amended except by an express written instrument duly executed by each party hereto.

17.2 Waiver. In no instance shall any delay or failure to act be deemed to be or effective as a waiver of any right, power or term hereunder, unless and except to the extent such waiver is set forth in an expressly written instrument signed by the party against whom it is to be charged.

18.	SUCCESSOR AND ASSIGNS

18.1 Successors Bound. The covenants and agreements set forth herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and permitted assigns. No party hereto shall be permitted to assign its rights under this Agreement without the written consent of each other party; and neither the Company nor Custodian may delegate its obligations hereunder without the prior written consent of Administrative Agent; provided that the foregoing shall not limit the ability of the Custodian to delegate certain duties or services to or perform them through agents or attorneys appointed with due care as expressly provided in Section 2.3 of this Agreement.

18.2 Merger and Consolidation. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person that may succeed to the properties and assets of the Custodian substantially as a whole or any Person to which the Custodian transfers all or substantially all of its corporate trust business, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Custodian hereunder, shall be the successor of the Custodian hereunder, and shall succeed to all of the rights, powers and duties of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

19.	SEVERABILITY

The terms of this Agreement are hereby declared to be severable, such that if any term hereof is determined to be invalid or unenforceable, such determination shall not affect the remaining terms.

20.	REQUEST FOR INSTRUCTIONS

Subject to the last sentence of Section 2.2, if, in performing its duties under this Agreement, the Custodian is required to decide between alternative courses of action, the Custodian may (but shall not be obliged to), prior to actual knowledge of the occurrence of an Event of Default under the Loan and Servicing Agreement or the Facility Maturity Date, request written instructions from the Servicer and may, after the occurrence of an Event of Default or the Facility Maturity Date, request written instructions from the Collateral Agent as to the course of action desired by it. If the Custodian does not receive such instructions within ten (10) Business Days after it has requested them, the Custodian shall refrain from taking any such courses of action. The Custodian shall act in accordance with instructions received from the Collateral Agent in response to such request after such ten-Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions.

21.	OTHER BUSINESS

Nothing herein shall prevent the Custodian or any of its affiliates from engaging in other business, or from entering into any other transaction or financial or other relationship with, or receiving fees from or from rendering services of any kind to the Company or any other Person. Nothing contained in this Agreement shall constitute the Company and/or the Custodian (and/or any other Person) as members of any partnership, joint venture, association, syndicate, unincorporated business or similar assignment as a result of or by virtue of the engagement or relationship established by this Agreement.

22.	REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendment hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further production shall likewise be admissible in evidence.

23.	CONFIDENTIALITY

23.1 The Custodian shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business of the Company and the Servicer hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys or other agents, including any valuation firm engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Loan Assets contemplated herein and the agents of such Persons (“Excepted Persons”); provided that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the

Administrative Agent, the Lenders, the Servicer, the Collateral Agent, the Company, the Account Bank, the Transferor and the Custodian that such information shall be used solely in connection with such Excepted Person’s evaluation of, or relationship with, the Company and its affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by Applicable Law and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents.

23.2 Anything herein to the contrary notwithstanding, the Company and the Servicer each hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Custodian by each other, (ii) by the Collateral Agent and the Custodian to any prospective or actual assignee or participant of any of them provided such Person agrees to hold such information confidential, or (iii) by the Custodian to any commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Lender, as applicable, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and such Person agrees to maintain the confidentiality of such information in accordance with the terms hereof. In addition, the Custodian may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

23.3 Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known; (ii) disclosure of any and all information (a) if required to do so by any applicable statute, law, rule or regulation, (b) to any government agency or regulatory body having or claiming authority to regulate or oversee any aspects of the Custodian’s business or that of their affiliates, (c) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Custodian or an officer, director, employer, shareholder or affiliate of any of the Custodian is a party, (d) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the Company, the Servicer or the Transferor or (e) to any affiliate, independent or internal auditor, agent, employee or attorney of the Custodian having a need to know the same, provided that the disclosing party advises such recipient of the confidential nature of the information being disclosed and such recipient agrees to maintain the confidentiality of such information in accordance with the terms hereof; or (iii) any other disclosure authorized by the Company, Servicer or the Transferor.

24.	MISCELLANEOUS

The Company acknowledges receipt of the following notice:

“IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity the Custodian will ask for documentation to verify its formation and existence as a legal entity. The Custodian may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.”

[PAGE INTENTIONALLY ENDS HERE. SIGNATURES APPEAR ON NEXT PAGE.]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered by a duly authorized officer, intending the same to take effect as of the date first written above.

CCT TOKYO FUNDING LLC, as the Company

By:	/s/ Steven D. Shackelford
Name:	Steven D. Shackelford
Title:	President

CORPORATE CAPITAL TRUST, INC., as the Servicer and as the Transferor

By:	/s/ Steven D. Shackelford
Name:	Steven D. Shackelford
Title:	President

CCT TOKYO FUNDING LLC

Custody Agreement

SUMITOMO MITSUI BANKING CORPORATION, as the Administrative Agent and as Collateral Agent

By:	/s/ Christakis Droussiotis
Name:	Christakis Droussiotis
Title:	Managing Director

CCT TOKYO FUNDING LLC

Custody Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Custodian

By:	/s/ José M. Rodriguez
Name:	José M. Rodriguez
Title:	Vice President

CCT TOKYO FUNDING LLC

Custody Agreement

SCHEDULE A

Any of the following persons (each acting singly) shall be an Authorized Person (as this list may subsequently be modified by the Company from time to time by written notice to the Custodian):

NAME	TITLE	SIGNATURE

Danny Olds

Jerry Capria

Michael Kantor

Maciej Pietrus

David Herbers

Steve Shackelford

Kristin Umphreys

Cindy Chau-Ramirez

Jonathan Shafer

Luke Littleton

Sch. A-1

SCHEDULE A

Any of the following persons (each acting singly) shall be an Authorized Person (as this list may subsequently be modified by the Servicer from time to time by written notice to the Custodian):

NAME	TITLE	SIGNATURE

Danny Olds

Jerry Capria

Michael Kantor

Maciej Pietrus

David Herbers

Steve Shackelford

Kristin Umphreys

Cindy Chau-Ramirez

Jonathan Shafer

Luke Littleton

Sch. A-2

SCHEDULE A

Any of the following persons (each acting singly) shall be an Authorized Person (as this list may subsequently be modified by the Administrative Agent from time to time by written notice to the Custodian):

NAME	TITLE	SIGNATURE

Sch. A-3

SCHEDULE A

Any of the following persons (each acting singly) shall be an Authorized Person (as this list may subsequently be modified by the Collateral Agent from time to time by written notice to the Custodian):

NAME	TITLE	SIGNATURE

Sch. A-4

SCHEDULE B

FORM OF RELEASE OF REQUIRED LOAN DOCUMENTS

[Delivery Date]

Wells Fargo Bank, National Association

    as the Custodian

9062 Old Annapolis Rd.

Columbia, Maryland 21045

Attn: CDO Trust Services—CCT Tokyo Funding LLC

Fax: (443) 367 3986

Phone(410) 884-2000

With a copy to:

Sumitomo Mitsui Banking Corporation

    as Collateral Agent

277 Park Avenue

New York, NY 10172

Attention: Christopher Keeshan

Telephone: 212-224-4967

Facsimile: 212-224-5198

Re:	That certain Loan and Servicing Agreement, dated as of December 2, 2015 (as amended, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among CCT Tokyo Funding LLC, as the borrower (in such capacity, the “Borrower”), Corporate Capital Trust, Inc., as the transferor (in such capacity, the “Transferor”) and as the servicer (in such capacity, the “Servicer”), Sumitomo Mitsui Banking Corporation, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and each of the Lenders from time to time party thereto (the “Lenders”) and that certain Custody Agreement, dated as of December 2, 2015 (as amended, modified, waived, supplemented or restated from time to time, the “Custody Agreement”), by and among the Borrower, as the company, the Servicer, as transferor and servicer, the Administrative Agent, as administrative agent and collateral agent, and Wells Fargo Bank, National Association as Custodian.

Ladies and Gentlemen:

In connection with the administration of the Required Loan Documents held by Wells Fargo Bank, National Association as the Custodian, for the benefit of the Secured Parties, under the Loan and Servicing Agreement and in accordance with the Custody Agreement, we request the release of the Required Loan Documents (or such documents as specified below) for the Loan Assets described below, for the reason indicated. All capitalized terms used but not defined herein shall have the meaning provided in the Custody Agreement or Loan and Servicing Agreement, as applicable.

Sch. B-1

Obligor’s Name, Address & Zip Code:

Loan Asset Number:

Loan Asset File:

Reason for Requesting Documents: (check one)

☐ 1.	Loan Asset paid in full. (The Servicer hereby certifies that all amounts received in connection with such Loan Asset have been credited to the Collection Account).

☐ 2.	Loan Asset liquidated by . (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account).

☐ 3.	Loan Asset in foreclosure.

☐ 4.	Loan Asset released pursuant to a Lien Release Dividend or sold or substituted in accordance with the applicable provisions of Section 2.07 of the Loan and Servicing Agreement.

☐ 5.	Loan Asset returned due to a failure to satisfy the Review Criteria pursuant to the Custody Agreement.

☐ 6.	Other (explain).

If box 1 or 2 above is checked, and if all or part of the Required Loan Documents were previously released to us, please release to us the Required Loan Documents, requested in our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan Asset.

[Remainder of Page Left Intentionally Blank]

Sch. B-2

CORPORATE CAPITAL TRUST, INC.,
as the Servicer

By:
Name:
Title:
Date:

[Signatures Continue]

Sch. B-3

Consent of Administrative Agent:

SUMITOMO MITSUI BANKING CORPORATION, as the Administrative Agent

By:
Name:
Title:
Date:

Sch. B-4